SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

Supplement dated November 18, 2020

to the Summary Prospectus and Prospectus dated August 19, 2020

On November 18, 2020, the Board of Trustees for the Six Circles Credit Opportunities Fund (the “Fund”) approved Lord, Abbett & Co. LLC (“Lord Abbett”) as an additional subadviser to the Fund effective November 23, 2020 (the “Effective Date”).

On the Effective Date, the fourth sentence of the eleventh paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

The Adviser currently allocates Fund assets to the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”), PGIM, Inc. (“PGIM”), Federated Investment Management Company (“Federated”), and Lord, Abbett & Co. LLC (“Lord Abbett”).

On the Effective Date, the first sentence of the first paragraph under the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-Advisers (two of which in turn currently allocate assets to their respective Sub-Sub-Advisers, as indicated), which allocations may be adjusted at any time: BlackRock, PGIM, Federated and Lord Abbett are the current Sub-Advisers to the Fund and BIL and PGIML are the current Sub-Sub-Advisers to the Fund.

On the Effective Date, the following is added as the last paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus and Prospectus, relating to Lord Abbett:

Lord Abbett — Short Duration Credit

With respect to its allocated portion of the Fund, the Lord Abbett portfolio management team utilizes a multi-sector, credit focused approach, emphasizing the short maturity segments of investment grade corporate bonds, commercial mortgage-backed securities (“CMBS”), asset-backed securities, and high yield corporate bonds. The team may, and typically does, invest substantially in CMBS, including lower-rated CMBS. The team combines top-down and bottom-up analysis to construct its strategic yield-based portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Lord Abbett team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks. The Lord Abbett team employs bottom-up analysis to identify and select securities for investment based on in-depth company, industry, and market research and analysis. Lord Abbett may actively rotate sector exposure based on its assessment of relative value. The Lord Abbett team may also consider environmental, social, and governance factors in investment decisions. Lord Abbett may engage in active and frequent trading of portfolio securities in its allocated portion of the Fund.

On the Effective Date, the following is added to the end of the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Summary Prospectus and Prospectus, relating to Lord Abbett:

Lord Abbett

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Andrew H. O’Brien	2020	Partner and Portfolio Manager
Robert A. Lee	2020	Partner and Co-Director of Taxable Fixed Income
Kewjin Yuoh	2020	Partner and Portfolio Manager
Steven F. Rocco	2020	Partner and Co-Director of Taxable Fixed Income

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUPP-6C-2020-11